UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 21, 2006

(Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8105 Irvine Center Drive, 15th Floor, Irvine, California	92618

(Address of principal executive offices)	(Zip Code)

(949) 585-7500

(Registrant's telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

On February 21, 2006, Commercial Capital Bancorp, Inc. (the “Company”) and Calnet Business Bank, National Association (“Calnet”) (OTC BB: CNLB) announced by press release that the Office of Thrift Supervision has approved the acquisition of Calnet by the Company. Pursuant to the terms of the merger agreement, Calnet will merge with and into Commercial Capital Bank, FSB. The acquisition is expected to close during March 2006.

Item 9.01: Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this Report:

Exhibit 99.1 Press Release dated February 21, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ Stephen H. Gordon
Stephen H. Gordon
Chairman of the Board and
Chief Executive Officer

Date: February 21, 2006